Securities and Exchange Commission
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 24, 1996


                         OAK TREE MEDICAL SYSTEMS, INC.


             (Exact name of registrant as specified in its charter)


       Delaware                                             0-16206
      (State or other jurisdiction                       (Commission File No.)
          of incorporation)


         16504 Stonehaven Road
         Miami Lakes, Florida                           33014
(Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (305) 822-8889





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Item 4. Changes in Registrant's Certifying Accountant

(a) Puritz & Weintraub has served as the independent auditors of the Registrant for the fiscal years ended May 31, 1993 and 1994 and until January 24, 1996. On January 24, 1996, Puritz & Weintraub resigned their engagement upon consultation with the Registrant because it was determined that the best interest of the Registrant would be served by retaining Simon Krowitz Bolin & Associates PA. The decision to change auditors was approved by the Registrant's Board of Directors. There have been no disagreements between the Registrant and Puritz & Weintraub on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

(b) Simon Krowitz Bolin & Associates PA has been engaged by the Registrant as of January 24, 1996 as its principal independent auditors and will serve as the independent auditors of the Registrant for the fiscal year ended May 31, 1995.


Item 7.  Financial Statement and Exhibits

         (c)      The following documents are filed herewith as exhibits:

                  16.1     Letter from Puritz & Weintraub











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                                                SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            OAK TREE MEDICAL SYSTEMS, INC.



                                                            /s/ Irwin Bosh Stack
                                            Name:      Irwin Bosh Stack
                                            Title:     Chairman of the Board


Date:  January 25, 1996



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